UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811‑21465

CBRE Global Real Estate Income Fund
(Exact name of registrant as specified in charter)

555 East Lancaster Avenue, Suite 120
Radnor, PA 19087
(Address of principal executive offices) (Zip code)

Joseph P. Smith, President and Chief Executive Officer
CBRE Global Real Estate Income Fund
555 East Lancaster Avenue, Suite 120
Radnor, PA 19087
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1‑877‑711‑4272
Date of fiscal year end: December 31
Date of reporting period: December 31, 2024

Form N‑CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e‑1 under the Investment Company Act of 1940 (17 CFR 270.30e‑1). The Commission may use the information provided on Form N‑CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N‑CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N‑CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

(a)	The Report to Shareholders of CBRE Global Real Estate Income Fund (the “Trust”) is attached herewith.

Annual Report

CBRE Global Real Estate
Income Fund

2024

Table of contents

CBRE Global Real Estate Income Fund

Annual report 2024 CBRE Global Real Estate Income Fund	Confidential & Proprietary	1

Important information

CBRE Global Real Estate Income Fund (the “Trust”), acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of its Board of Trustees (the “Board”), has adopted a managed distribution policy with the purpose of distributing over the course of each year, through periodic distributions as nearly equal as practicable and any required special distributions, an amount closely approximating the total taxable income of the Trust during such year plus, if so desired by the Board, all or a portion of the capital gains and returns of capital from portfolio companies received by the Trust during the year.
In furtherance of its policy, the Trust distributes a fixed amount per common share, currently $0.06, each month to its common shareholders. This amount is subject to change from time to time in the discretion of the Board. In an effort to maintain the Trust’s monthly distribution at a stable level, the Board recognizes that a portion of the Trust’s distributions may be characterized as a return of capital, particularly in periods when the Trust incurs losses on its portfolio securities. Under such circumstances, the Board will not necessarily reduce the Trust’s distribution, but will closely monitor its sustainability, recognizing that losses may be reversed and that, in subsequent periods, gains on portfolio securities may give rise to the need for a supplemental distribution, which the Trust seeks to minimize. In considering sustainability, the Board may consider realized gains that have been offset, for the purposes of calculating taxable income, by capital loss carryforwards. Thus, the level of the Trust’s distributions will be independent of its performance for a particular period, but the Trust expects its distributions to correlate to its performance over time. In particular, the Trust expects that its distribution rate in relation to its net asset value (“NAV”) will correlate to its total return on NAV over time. The Trust’s total return on NAV is presented in the financial highlights table.
Shareholders should not draw any conclusions about the Trust’s investment performance from the amount of the current distribution or from the terms of the Trust’s managed distribution policy. The Board may amend or terminate the policy without prior notice to shareholders. Shareholders should note that the managed distribution policy is subject to change or termination for a variety of reasons. Through its ownership of portfolio securities, the Trust is subject to risks including, but not limited to, declines in the value of real estate held by portfolio companies, risks related to general and local economic conditions, and portfolio company losses. An economic downturn might have a material adverse effect on the real estate markets and the real estate companies in which the Trust invests, which could result in the Trust failing to achieve its investment objectives and jeopardizing the continuance of the managed distribution policy. Please refer to the Trust’s Prospectus for a fuller description of the risks associated with investing in the Trust.
The views expressed represent the opinion of CBRE Investment Management Listed Real Assets LLC (“CBREIM”), which are subject to change and are not intended as investment advice or a guarantee of future results. This material is for informational purposes only. It is not intended as an endorsement of any specific investment. Stated information is derived from proprietary and non-proprietary sources which have not been independently verified for accuracy or completeness. While CBREIM believes the information to be accurate and reliable, we do not claim or accept responsibility for its completeness, accuracy, or reliability. Statements of future expectations, forecasts, estimates, projections, and other forward-looking statements are based on CBREIM’s view at the time such statements were made. Accordingly, such statements are inherently speculative, as they are based on assumptions which may involve known and unknown risks and uncertainties. Any discussion of particular securities herein should not be perceived as a recommendation to purchase or sell any of those securities. It should not be assumed that investments in any securities discussed were or will be profitable. Actual results, performance or events may differ materially from those expressed or implied in such statements. Investing in real estate securities involves risks including the potential loss of principal. Real estate equities are subject to risks similar to those associated with the direct ownership of real estate. Portfolios concentrated in real estate securities may experience price volatility and other risks associated with non-diversification. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. International (non-US) investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, or from economic or political instability in other nations. Past performance is no guarantee of future results. FINRA compliance services: Foreside Fund Services, LLC.

Annual report 2024 CBRE Global Real Estate Income Fund	Confidential & Proprietary	2

Letter to Shareholders

Joseph P. Smith

Kenneth S. Weinberg

Jonathan Miniman
Dear Shareholders:

We are pleased to present the 2024 Annual Report for the CBRE Global Real Estate Income Fund (the “Trust”).
PERFORMANCE REVIEW
Global real estate stocks experienced a positive turnaround in the second half of 2024 (“2H2024”), achieving a +4.8% return. Performance surged in the third quarter but turned negative in the fourth quarter, resulting in a modest annual gain of +0.9% for the calendar year (“CY2024”). Although the first few months of 2H2024 looked bright, investors turned cautious following the U.S. Fed’s meeting in December as the Fed indicated fewer cuts in 2025 based on a healthy U.S. economy, moderating inflation and a relatively strong labor market. Meanwhile, the economic landscape outside the U.S. remains less robust and markets have discounted the impact of potential U.S. trade tariffs towards Europe and China. We believe global REITs are attractively valued and offer a strong dividend that is underpinned by accelerating cash flow growth.
For the year ending December 31st, 2024 the total returns for the Trust and its comparitive benchmarks were as follows:

Total Returns	1H2024	2H2024	CY2024
Fund NAV Total Return	-7.7%	1.3%	-6.5%
Fund Market Price Total Return	-0.3%	1.6%	1.3%
FTSE EPRA Developed Net Return Index[1]	-3.7%	4.8%	0.9%
MSCI US REIT Preferred Index[2]	0.2%	4.5%	4.8%
Blended Index: 90% FTSE EPRA Developed Net Return Index, 10% MSCI US REIT Preferred Index[3]	-3.3%	4.8%	1.4%
The Trust’s net asset value (“NAV”) return was ‑6.5% during 2024, underperforming the +1.4% return for a 90/10 mix of global common and preferred securities. While the NAV underperformed its blended benchmark, the shareholder’s market price performed inline with the benchmark. The main detractors from the NAV’s relative performance were sector allocation and stock selection within U.S. common stocks. An underweight allocation to preferred stocks also contributed to the negative performance. The allocation to the U.S. technology sectors was a significant detractor, with an overweight to the underperforming tower sector and an underweight to the outperforming data center sector. Key drivers in negative stock selection included an underweight to outperforming Welltower in the healthcare sector and an overweight to underperforming Rexford Industrial Realty in the industrial sector. In Asia, the Trust’s underweight position in Japan, where REOCs outperformed, negatively impacted relative performance. In Europe, modest underperformance can be attributed to an overweight to underperforming U.K.
The Trust, acting in accordance with an exemptive order received from the U.S. Securities and Exchange Commission (SEC), utilizes a managed distribution policy under which the Trust’s regular monthly distribution may include both income and, where applicable, realized capital gains. The Trust may pay distributions in excess of the Fund’s investment company taxable income and net realized gains. This excess would be a return of capital distributed from the Fund’s assets. In accordance with its distribution policy, and with the approval of its Board of Trustees (the Board), the Trust made total distributions of $0.72 per share during CY2024. The total annual distribution of $0.72 represents a 15.0% rate on the $4.81 share price and a 14.1% rate on the $5.10 NAV as of December 31st, 2024.4 The Board continues to regularly review the level of the Trust’s distribution and the ability to sustain it.

[1]	Represented by the FTSE EPRA Nareit Developed Index – Net (USD). The Index is an unmanaged market-weighted index consisting of real estate companies from developed markets, where greater than 75% of constituents’ EBITDA (earnings before interest, taxes, depreciation, and amortization) is derived from relevant real estate activities and is calculated net of withholding taxes. Investors cannot invest directly in an index.
[2]	Represented by the MSCI REIT Preferred Index, a preferred stock market capitalization-weighted index of certain exchange-traded preferred securities issued by U.S. equity and U.S. hybrid REITs. Investors cannot invest directly in an index.
[3]	Effective 1/1/2024, the custom benchmark changed from 80% FTSE EPRA Nareit Developed – Net and 20% MSCI Preferred Index to 90% FTSE EPRA Nareit Developed – Net and 10% MSCI Preferred Index. Investors cannot invest directly in an index.
[4]	The Trust is currently paying distributions in excess of its net investment income and capital gains, which may result in a return of capital. Absent this, the distribution rate would have been lower. The estimated composition of each distribution, including any return of capital, will be provided to shareholders of record and is also available at www.cbreim.com. The final determination of a distribution’s tax character will be made on Form 1099 DIV and sent to shareholders.

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The Trust continues to utilize leverage with the goal of delivering incrementally higher distributions to shareholders. The Trust’s leverage position was 33% on December 31st, 2024.
PORTFOLIO REVIEW
We own a well-balanced portfolio of securities that have been screened for their growth prospects in combination with the quality of their business models, assets, balance sheets and management teams. We are positive on property types, regions and stocks that offer these qualities at attractive relative valuations.
As of December 31st, the Trust’s portfolio was approximately 94% invested in common stock securities (approximately, 64% in the Americas, 20% in Asia-Pacific and 10% in Europe) with 6% of the portfolio invested in preferred stock of U.S. real estate companies. During 2H2024, we increased our exposure to the industrial sector by acquiring new positions of Americold Realty Trust and Lineage. In the net lease sector, we reduced our exposure by selling down Realty Income Corporation and exiting a position in STAG Industrial. In Asia, we expanded our investments by purchasing new positions in Goodman Group and Scentre Group in Australia, and ESR Group in Hong Kong.
In the United States, we are overweight towers, storage, residential, retail, and hotels. In Japan, we favor mid‑cap diversified J‑REITs that offer earnings growth and resiliency at very attractive relative valuations. In Hong Kong, we are overweight diversified companies with a commercial bias and non‑discretionary retail. In Australia, we prefer retail and a few select diversified companies. In the U.K., we favor the storage sector, student housing, and attractively priced diversified companies. Within Continental Europe, we have a positive bias toward retail and select diversified companies.

Geographic exposure as of December 31, 2024	Sector exposure as of December 31, 2024

16% Residential
10% Industrial
10% Diversified
9% Healthcare
9% Shopping Centers
8% Self Storage
8% Hotels
7% Malls
6% Towers
6% Data Centers
6% Office
5% Net Lease

Source: CBRE Investment Management as of 12/31/2024.
Geographic and Sector diversification are unaudited. Percentages presented are based on managed trust assets, which include borrowings. The percentages in the pie charts will differ from those on the Portfolio of Investments because the figures on the Portfolio of Investments are calculated using net assets of the Trust.

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MARKET OUTLOOK
We believe a new cycle for listed real estate began in the fourth quarter of 2023 and the asset class is poised to outperform broad equities, bonds and private real estate.
The Phases of the Listed Real Estate Cycle

1 Pricing Dislocation
Listed market commercial real estate cycle ends
• Listed trades at a material discount to private markets
• Transaction volumes decline; pause in new construction
• Listed valuations bottom in advance of private
2 Valuations Normalize
Listed market commercial real estate cycle begins
• Listed real estate performance rebounds
• Listed access to capital advantage; balance sheet strength
• Private market valuations decline but near bottom
3 Asset Base Expansion
Earnings accelerate organic and external growth
• Pricing power from limited supply benefit portfolios
• Debt maturities, increased acquisitions define markets and offer accretive growth
• Listed commands premium valuation relative to private
4 Valuations Peak
Earnings peak as accretive growth slows
• Earnings moderate but remain positive
• Excess new supply limits pricing power
• Listed valuations contract and trade in-line with or below private market value
Today
Trough
Investor Demand Accelerates
Multi-Year Expansion

Source: CBRE Investment Management
Information is the opinion of CBRE Investment Management and is subject to change and is not intended to be a forecast of future events, or a guarantee of future results, or investment advice. Forecasts and any factors discussed are not indicative of future investment performance.

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We estimate that REITs are trading at a discount to our assessment of private market values and to broad equities.
Global Real Estate NAV Premium/Discount

Estimated Net Asset Value is calculated based on individual REIT only stocks that are followed by the firm’s research team and are considered investible. Global, Country, and Sector NAV Premium Discounts are calculated using simple average with CBRE Investment Management’s proprietary models. Information is the opinion of CBRE Investment Management as of 12/31/2024, is subject to change and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Forecasts and any factors discussed are not indicative of future investment performance.
High occupancies, long-duration leases and staggered lease terms support earnings stability. Higher construction costs support a healthy supply vs. demand dynamic. Balance sheets and leverage levels for the public companies are in a position of strength relative to history. We project earnings growth to accelerate to 5% in 2025.
Global real estate earnings growth forecast by region

10%
5%
0%
-5%
-10%
Canada
Japan
Australia
U.K.
U.S.
Cont. Europe
Singapore
Hong Kong SAR, China
Global Average

	Canada	Japan	Australia	U.K.	U.S.	Cont. Europe	Singapore	Hong Kong SAR, China	Global Average
2024	5.3%	4.6%	4.4%	3.9%	3.3%	-2.1%	-5.8%	-6.6%	2.6%
2025f	6.1%	2.8%	7.1%	5.0%	5.1%	2.7%	5.0%	3.9%	4.9%
2026f	4.7%	3.5%	7.2%	5.1%	6.1%	3.4%	6.8%	1.7%	5.7%

Source: CBRE Investment Management as of 12/31/2024. “f” refers to “forecasts.” 2024 is represented by 2024/2023, 2025 is represented by 2025/2024, and 2026 is represented by 2026/2025. Earnings growth forecasts are calculated based on FFO Growth of individual stocks followed by the firm’s research team and are considered as investible. Global, Country, and Sector FFO Growth is calculated using weighted averages. Forecasts are the opinion of CBRE Investment Management, which is subject to change and is not intended to be a guarantee of future results or investment advice. Forecasts are not indicative of future investment performance.

Annual report 2024 CBRE Global Real Estate Income Fund	Confidential & Proprietary	6

As private market asset owners manage the upcoming wall of debt maturities, we expect more sellers of assets coming to market. Despite tighter lending standards overall, REITs have demonstrated access to capital not available to private real estate investors. Accretive acquisitions have increased as REITs have access to capital as well as a cost of capital advantage compared with private market investors
As a result of the material rise in the 10‑year treasury yield in December, interest rate sensitive investments such as real estate stocks, closed end funds, and specifically CBRE Global Real Estate Income Fund (“IGR”) swooned. For IGR, it was a particularly disappointing performance to end the year. Looking ahead, with a year‑end stock price of $4.81/share, a discount to NAV of ‑5.7%, a dividend yield of 15.0% (based on a monthly dividend of $0.06/share), and a positive outlook for real estate stocks, we believe IGR is well-positioned to generate attractive long-term returns for investors.
We believe active management can offer significant relative return potential at this time when investors have a unique opportunity to invest in listed real estate at attractive valuations. We think our “information advantage” and the disciplined use of our proprietary analytical tools will allow us to outperform a passive strategy in a variety of market environments over time. As we look ahead, we believe our portfolio is well-positioned to deliver relative outperformance.
We appreciate your continued faith and confidence.
Sincerely,
CBRE INVESTMENT MANAGEMENT LISTED REAL ASSETS LLC

JOSEPH P. SMITH, CFA Portfolio Manager President & CEO	KENNETH S. WEINBERG, CFA Portfolio Manager	JONATHAN D. MINIMAN, CFA Portfolio Manager
IMPORTANT DISCLOSURES AND RISK INFORMATION
Must be preceded or accompanied by a prospectus.
The views expressed represent the opinion of CBRE Investment Management Listed Real Assets LLC (“CBREIM”), which are subject to change and are not intended as investment advice or a guarantee of future results. This material is for informational purposes only. It is not intended as an endorsement of any specific investment. Stated information is derived from proprietary and non‑proprietary sources which have not been independently verified for accuracy or completeness. While CBREIM believes the information to be accurate and reliable, we do not claim or accept responsibility for its completeness, accuracy, or reliability. Statements of future expectations, forecasts, estimates, projections, and other forward-looking statements are based on CBREIM’s view at the time such statements were made. Accordingly, such statements are inherently speculative, as they are based on assumptions that may involve known and unknown risks and uncertainties. Any discussion of securities herein should not be perceived as a recommendation to purchase or sell any of those securities. It should not be assumed that investments in any securities discussed were or will be profitable. Actual results, performance or events may differ materially from those expressed or implied in such statements. Investing in real estate securities involves risks including the potential loss of principal. Real estate equities are subject to risks like those associated with the direct ownership of real estate. Portfolios concentrated in real estate securities may experience price volatility and other risks associated with non‑diversification. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. International (non‑US) investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, or from economic or political instability in other nations. Past performance is no guarantee of future results.
Fund holdings and sector allocations are subject to change. For a complete list of holdings, please see the Portfolio of Investments section of the financial statements.
Distributed by Foreside Funds Service

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Fees and Expenses (Unaudited)

As a shareholder of the Trust, you incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of trust shares, and (2) ongoing costs, including management fees and other Trust expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other funds.
The examples in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2024 to December 31, 2024).
Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Trust’s actual expense ratios and an assumed rate of return of 5% per year before expenses (which is not the Trust’s actual return). The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Trust and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only, and do not reflect any transactional costs. Therefore the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different trusts. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value	Ending account value	Annualized expense ratio	Expenses paid during the period

	July 1, 2024	December 31, 2024		Per $1,000(1)
CBRE GLOBAL REAL ESTATE INCOME TRUST
Actual	$1,000.00	$1,013.40	3.82%	$19.32
Hypothetical (5% return before expenses)	$1,000.00	$1,005.94	3.82%	$19.25

(1)
Expenses are equal to the Trust’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 366.

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Additional Information – Investment Objectives, Policies, and Risks (unaudited)

Investment Objective

The Trust’s primary investment objective is high current income. The Trust’s secondary investment objective is capital appreciation. The Trust’s investment objectives and certain investment policies are considered fundamental and may not be changed without shareholder approval. There can be no assurance that the Trust’s investment objectives will be achieved.
Investment Policies

The Trust has a policy of concentrating its investments in the real estate industry and not in any other industry. Under normal market conditions, the Trust will invest substantially all but no less than 80% of its total assets in income-producing global “Real Estate Equity Securities.” Real Estate Equity Securities include common stocks, preferred securities, warrants and convertible securities issued by real estate companies, such as real estate investment trusts (“REITs”). The Trust, under normal market conditions, will invest in Real Estate Equity Securities of companies domiciled primarily in developed countries. However, the Trust may invest up to 15% of its total assets in Real Estate Equity Securities of companies domiciled in emerging market countries. Under normal market conditions, the Trust expects to have investments in at least three countries, including the United States.
The Trust may invest up to 25% of its total assets in preferred securities of global real estate companies. The Trust may invest up to 20% of its total assets in preferred securities that are rated below investment grade or that are not rated and are considered by the Trust’s investment adviser to be of comparable quality. Preferred securities of non-investment grade quality are regarded as having predominantly speculative characteristics with respect to the capacity of the issuer of the preferred securities to pay interest and repay principal. Investment grade quality securities are those that are rated within the four highest grades by Moody’s Investors Service, Inc., S&P Global Ratings, or Fitch Ratings at the time of investment or are considered by the Trust’s investment adviser to be of comparable quality. Although it has no present intentions to do so, the Trust may invest up to 15% of its total assets in securities and other instruments that, at the time of investment, are illiquid (i.e., securities that are not readily marketable).
The Trust defines a real estate company as a company that derives at least 50% of its revenue from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate or has at least 50% of its assets invested in such real estate. A common type of real estate company, a REIT, is a domestic corporation that pools investors’ funds for investment primarily in income-producing real estate or in real estate related loans (such as mortgages) or other interests. Therefore, a REIT normally derives its income from rents or from interest payments and may realize capital gains by selling properties that have appreciated in value. A REIT is not taxed on income distributed to its shareholders if it complies with several requirements of the Internal Revenue Code of 1986, as amended (the “Code”). As a result, REITs tend to pay relatively high dividends (as compared to other types of companies), and the Trust intends to use these REIT dividends in an effort to meet its primary objective of high current income.
Global real estate companies outside the U.S. include, but are not limited to, companies with similar characteristics to the REIT structure, in which revenue primarily consists of rent derived from owned, income-producing real estate properties, dividend distributions as a percentage of taxable net income are high (generally greater than 80%), debt levels are generally conservative and income derived from development activities is generally limited.
The Trust may invest in securities of foreign issuers in the form of American Depositary Receipts (“ADRs”) and European Depositary Receipts (“EDRs”).

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The Trust may engage in foreign currency transactions, including foreign currency forward contracts, options, swaps, and other strategic transactions in connection with its investments in foreign Real Estate Equity Securities. Although not intended to be a significant element in the Trust’s investment strategy, from time to time the Trust may use various other investment management techniques that also involve certain risks and special considerations, including engaging in interest rate transactions and short sales.
The Trust will invest in Real Estate Equity Securities where dividend distributions are subject to withholding taxes as determined by United States tax treaties with respective individual foreign countries. Generally, the Trust will invest in Real Estate Equity Securities that are excluded from the reduced tax rates as determined by the Jobs and Growth Tax Relief Reconciliation Act of 2003.
Risk Factors

The Trust is a diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Trust is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Trust will achieve its investment objectives. Your common shares at any point in time may be worth less than you invested, even after taking into account the reinvestment of Trust dividends and distributions.
GENERAL REAL ESTATE RISKS
Because the Trust concentrates its assets in the global real estate industry, your investment in the Trust will be closely linked to the performance of the global real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. The price of real estate company shares may drop because of falling property values, increased interest rates, poor management of the company or other factors. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates.
There are also special risks associated with particular sectors of real estate investments.

–
Retail Properties Retail properties are affected by the overall health of the economy and may be adversely affected by, among other things, the growth of alternative forms of retailing, bankruptcy, departure or cessation of operations of a tenant, a shift in consumer demand due to demographic changes, spending patterns and lease terminations.

–
Office Properties Office properties are affected by the overall health of the economy, and other factors such as a downturn in the businesses operated by their tenants, obsolescence and non-competitiveness.

–
Hotel Properties The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures, competition, increases in operating costs which may not be offset by increases in revenues, dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel, and adverse effects of general and local economic conditions. Hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties.

–
Healthcare Properties Healthcare properties and healthcare providers are affected by several significant factors, including federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations, continued availability of revenue from government reimbursement programs, and competition on a local and regional basis. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursements.

–
Multifamily Properties The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of the management team, the level of mortgage rates, the presence of competing properties, adverse economic conditions in the locale, oversupply and rent control laws or other laws affecting such properties.

–
Community Shopping Centers Community center properties are dependent upon the successful operations and financial condition of their tenants, particularly certain of their major tenants, and could be adversely affected by bankruptcy of those tenants. In some cases, a tenant may lease a significant portion of the space in one center, and the filing of bankruptcy could cause significant revenue loss. Like others in the commercial real estate industry, community centers are subject to environmental risks and interest rate risk. They also face the need to enter into new leases or renew leases on favorable terms to generate rental revenues. Community center properties could be adversely affected by changes in the local markets where their properties are located, as well as by adverse changes in national economic and market conditions.

–
Self-Storage Properties The value and successful operation of a self-storage property may be affected by a number of factors, such as the ability of the management team, the location of the property, the presence of competing properties, changes in traffic patterns, and adverse effects of general and local economic conditions with respect to rental rates and occupancy levels.

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–
Industrial Properties Industrial properties typically include warehouses, depots, storage, factories, logistics and distributions. Factors such as vacancy, tenant mix, lease term, property condition and design, redevelopment opportunities and property location could adversely affect the value and operation of industrial properties.

–
Towers Companies Cell towers and wireless services have seen an increased demand in recent years. However, owners and operators of towers may be subject to, and therefore must comply with, environmental laws that impose strict, joint and several liability for the cleanup of on-site or off-site contamination and related personal injury or property damage.

–
Data Centers Properties Data centers facilities house an organization’s most critical and proprietary assets. Therefore, operation of data centers properties depends upon the demand for technology-related real estate and global economic conditions that could adversely affect companies’ abilities to lease, develop or renew leases. Declining real estate valuations and impairment charges could adversely affect earnings and financial condition of data center properties.

–
Net Lease Properties Net lease properties require the tenant to pay (in addition to the rent) property taxes, insurance, and maintenance on the property. Tenant’s ability to pay rent, interest rate fluctuations, vacancy, property location, length of the lease are only few of the risks that could affect net lease properties operations.

Other factors that may contribute to the riskiness of all real estate investments include:

–
Lack of Insurance Certain of the portfolio companies may fail to carry comprehensive liability, fire, flood, earthquake extended coverage and rental loss insurance, or insurance in place may be subject to various policy specifications, limits and deductibles. Should any type of uninsured loss occur, the portfolio company could lose its investment in, and anticipated profits and cash flows from, a number of properties and as a result adversely affect the Trust’s investment performance.

–	Financial Leverage Global real estate companies may be highly leveraged and financial covenants may affect the ability of global real estate companies to operate effectively.

–
Environmental Issues In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a portfolio company may be considered an owner, operator or responsible party of such properties and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such portfolio company and, as a result, the amount available to make distributions on shares of the Trust could be reduced.

–	Recent Events The value of real estate is particularly susceptible to acts of terrorism and other changes in foreign and domestic conditions.

–
Acts of God and Geopolitical Risks The performance of certain investments could be affected by acts of God or other unforeseen and/or uncontrollable events (collectively, “disruptions”), including, but not limited to, natural disasters, public health emergencies (including any outbreak or threat of COVID-19, SARS, H1N1/09 flu, avian flu, other coronavirus, Ebola, or other existing or new pandemic or epidemic diseases), terrorism, social and political discord, geopolitical events, national and international political circumstances, and other unforeseen and/or uncontrollable events with widespread impact. These disruptions may affect the level and volatility of security prices and liquidity of any investments. Unexpected volatility could impair an investment’s profitability or result in it suffering losses. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or securities industry participants in other countries or regions.

The extent of the impact of any such disruption on the Trust will depend on many factors, including the duration and scope of such disruption, the extent of any related travel advisories and restrictions implemented, the impact of such disruption on overall supply and demand, goods and services, investor liquidity, consumer confidence and levels of economic activity and the extent of its disruption to important global, regional and local supply chains and economic markets, all of which are highly uncertain and cannot be predicted. A disruption may materially and adversely impact the value and performance of any investment, the Adviser’s ability to source, manage and divest investments, and the Adviser’s ability to achieve the Trust’s investment objectives, ultimately resulting in significant losses to investors. In addition, there is a risk that a long disruption will significantly impact the operations of the Adviser, the Trust, and its portfolio investments, or even temporarily or permanently halt their operations.

–
REIT Issues REITs are subject to a highly technical and complex set of provisions in the Code. It is possible that the Trust may invest in a real estate company which purports to be a REIT, but which fails to qualify as a REIT. In the event of any such unexpected failure to qualify as a REIT, the purported REIT would be subject to corporate-level taxation, significantly reducing the return to the Trust on its investment in such company.

Stock Market Risks A portion of your investment in common shares represents an indirect investment in equity securities owned by the Trust, substantially all of which are traded on a domestic or foreign securities exchange or in the over-the-counter markets. The value of these securities, like other stock market investments, may move up or down, sometimes rapidly and unpredictably.

Annual report 2024 CBRE Global Real Estate Income Fund	Confidential & Proprietary	11

Common Stock Risk While common stock has historically generated higher average returns than fixed income securities, common stock has also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of common stock held by the Trust. Also, the price of common stock is sensitive to general movements in the stock market. A drop in the stock market may depress the price of common stock held by the Trust.
Foreign Securities Risks Although it is not the Trust’s current intent, the Trust may invest up to 100% of its total assets in real estate securities of non-U.S. issuers or that are denominated in various foreign currencies or multinational currency units (“Foreign Securities”). Such investments involve certain risks not involved in domestic investments. Securities markets in certain foreign countries are not as developed, efficient or liquid as securities markets in the United States. Therefore, the prices of Foreign Securities often are volatile. In addition, the Trust will be subject to risks associated with adverse political and economic developments in foreign countries, which could cause the Trust to lose money on its investments in Foreign Securities. The Trust may hold any Foreign Securities of issuers in so-called “emerging markets” which may entail additional risks.
Foreign Currency Risk Although the Trust will report its net asset value and pay dividends in U.S. dollars, Foreign Securities often are purchased with and make interest payments in foreign currencies. Therefore, when the Trust invests in Foreign Securities, it will be subject to foreign currency risk, which means that the Trust’s net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of Foreign Securities to make payment of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.
Emerging Markets Risks The Trust may invest in Real Estate Equity Securities of issuers located or doing substantial business in “emerging markets.” Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable custodial services and settlement practices.
Leverage Risk The use of leverage through the use of debt creates an opportunity for increased common share net investment income dividends, but also creates risks for the holders of common shares. The Trust’s leveraging strategy may not be successful. Leverage creates two major types of risks for the holders of common shares:

–
the likelihood of greater volatility of net asset value and market price of the common shares because changes in the value of the Trust’s portfolio, including securities bought with the proceeds of the leverage, are borne entirely by the holders of common shares; and

–	the possibility either that common share net investment income will fall if the leverage expense rises or that common share net investment income will fluctuate because the leverage expense varies.
Small Cap Risk The Trust may invest in Real Estate Equity Securities of smaller companies which may entail additional risks. There may be less trading in a smaller company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company’s stock price than is the case for a larger company. Further, smaller company stocks may perform in different cycles than larger company stocks. Accordingly, shares of these companies can be more volatile than, and at times will perform differently from, large company stocks such as those found in the Dow Jones Industrial Average. In addition, there are relatively few REITs when compared to other types of companies. Even the larger global real estate companies tend to be small to medium-sized companies in comparison to many industrial and service companies.
Preferred Securities The Trust may invest in preferred securities, which entail special risks, including:

–
Deferral Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Trust owns a preferred security that is deferring its distributions, the Trust may be required to report income for tax purposes although it has not yet received such income.

–
Subordination Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure with respect to priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

–	Liquidity Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

–
Limited Voting Rights Generally, preferred security holders (such as the Trust) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights. In the case of certain trust preferred securities,

Annual report 2024 CBRE Global Real Estate Income Fund	Confidential & Proprietary	12

holders generally have no voting rights, except (i) if the issuer fails to pay dividends for a specified period of time or (ii) if a declaration of default occurs and is continuing. In such an event, rights of holders of trust preferred securities generally would include the right to appoint and authorize a trustee to enforce the trust or special purpose entity’s rights as a creditor under the agreement with its operating company.

–
Special Redemption Rights In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in Federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return on the security held by the Trust.

–
New Types of Securities From time to time, preferred securities, including trust preferred securities, have been, and may in the future be, offered having features other than those described herein. The Trust reserves the right to invest in these securities if the Adviser believes that doing so would be consistent with the Trust’s investment objectives and policies. Since the market for these instruments would be new, the Trust may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.

Illiquid Securities The Trust may invest up to 15% of its total assets in illiquid securities. Illiquid securities are securities that are not readily marketable and may include some restricted securities, which are securities that may not be resold to the public without an effective registration statement under the Securities Act of 1933, (the “Securities Act”) or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Illiquid investments involve the risk that the securities will not be able to be sold at the time desired by the Trust or at prices approximating the value at which the Trust is carrying the securities on its books.
Lower-Rated Securities The Trust will not invest more than 20% of its total assets in preferred securities rated below investment grade or unrated and considered by the Adviser to be of comparable quality.
The values of lower-rated securities often reflect individual corporate developments and have a higher sensitivity to economic changes than do higher rated securities. Issuers of lower-rated securities are often in the growth stage of their development and/or involved in a reorganization or takeover. The companies are often highly leveraged (have a significant amount of debt relative to shareholders’ equity) and may not have available to them more traditional financing methods, thereby increasing the risk associated with acquiring these types of securities. In some cases, obligations with respect to lower-rated securities are subordinated to the prior repayment of senior indebtedness, which will potentially limit the Trust’s ability to fully recover principal or to receive interest payments when senior securities are in default. Thus, investors in lower-rated securities have a lower degree of protection with respect to principal and interest payments than do investors in higher rated securities.
During an economic downturn, a substantial period of rising interest rates or a recession, issuers of lower-rated securities may experience financial distress possibly resulting in insufficient revenues to meet their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. An economic downturn could also disrupt the market for lower-rated securities and adversely affect the ability of the issuers to repay principal and interest. If the issuer of a security held by the Trust defaults, the Trust may not receive full interest and principal payments due to it and could incur additional expenses if it chose to seek recovery of its investment.
Interest Rate Risk Interest rate risk is the risk that fixed income investments such as preferred securities, and to a lesser extent dividend-paying common stocks such as REIT common stocks, will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. The Trust’s investment in such securities means that the net asset value and market price of its common shares will tend to decline if market interest rates rise. Because market interest rates are currently near their lowest levels in many years, there is a greater than normal risk that the Trust’s portfolio will decline in value due to rising interest rates. Your common shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Trust dividends and distributions. The Trust utilizes leverage, which magnifies interest rate risk.
Strategic Transactions For general portfolio management purposes, the Trust may use various other investment management techniques that also involve certain risks and special considerations, including engaging in hedging and risk management transactions, including interest rate swaps and options and foreign currency transactions. These strategic transactions will be entered into to seek to manage the risks of the Trust’s portfolio of securities, but may have the effect of limiting the gains from favorable market movements.
Inflation Risk Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions can decline and the dividend payments in respect of preferred shares, if any, or interest payments on any borrowings may increase.
Deflation Risk Deflation risk is the risk that the Trust’s dividends may be reduced in the future as lower prices reduce interest rates and earning power, resulting in lower distributions on the assets owned by the Trust.
Market Discount Risk Shares of closed-end management investment companies frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that the Trust’s net asset value could decrease as a result of Trust investment activities and may be greater for investors expecting to sell their shares in a relatively short period following the offering of Preferred Shares. Whether investors will realize gains or losses upon the sale of the shares will depend

Annual report 2024 CBRE Global Real Estate Income Fund	Confidential & Proprietary	13

not upon the Trust’s net asset value but entirely upon whether the market price of the shares at the time of sale is above or below the investor’s purchase price for the shares. Because the market price of the shares will be determined by factors such as relative supply of and demand for shares in the market, general market and economic conditions, and other factors beyond the control of the Trust, we cannot predict whether the shares will trade at, below or above net asset value, or at, below or above the initial public offering price.
Investment Risk An investment in the Trust is subject to investment risk, including the possible loss of the entire principal amount that you invest.
Anti-Takeover Provisions The Trust’s Amended and Restated Agreement and Declaration of Trust (the “Agreement and Declaration of Trust”) includes provisions that could limit the ability of other entities or persons to acquire control of the Trust or convert the Trust to open-end status. These provisions could deprive the holders of common shares of opportunities to sell their common shares at a premium over the then current market price of the common shares or at net asset value. In addition, if the Trust issues Preferred Shares, the holders of the Preferred Shares will have voting rights that could deprive holders of common shares of such opportunities.
Market Disruption Risk A disruption of the U.S. or world financial markets could impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the common shares.
Concentration Risk The Trust invests a substantial portion of its assets (“concentrates”) in a particular market, industry, group of industries, country, region, group of countries, asset class or sector generally is subject to greater risk than a portfolio that invests in a more diverse investment portfolio. In addition, the value of the Trust’s portfolio is more susceptible to any single economic, market, political or regulatory occurrence affecting, for example, that particular market, industry, region or sector. This is because, for example, issuers in a particular market, industry, region or sector often react similarly to specific economic, market, regulatory, or political developments.

Annual report 2024 CBRE Global Real Estate Income Fund	Confidential & Proprietary	14

Financial
Statements

Portfolio of Investments

December 31, 2024

Shares		Market value

	Real Estate Securities* – 147.6%

	Common Stock – 138.5%

	Australia – 5.4%

830,420	Charter Hall Group	$7,378,106

1,525,133	Dexus	6,288,936

655,202	Goodman Group	14,457,996

2,931,273	Mirvac Group	3,402,928

3,459,899	Scentre Group	7,347,723

		38,875,689

	Belgium – 2.1%

167,362	Aedifica SA	9,739,618

93,958	Cofinimmo SA	5,409,503

		15,149,121

	Canada – 3.1%

176,498	Canadian Apartment Properties REIT	5,231,616

939,900	H&R Real Estate Investment Trust	6,064,714

850,000	RioCan Real Estate Investment Trust	10,803,782

		22,100,112

	China – 1.0%

4,500,000	ESR Group Ltd.	6,916,883

	France – 2.1%

169,904	Carmila SA	2,818,479

168,449	Unibail-Rodamco-Westfield	12,684,434

		15,502,913

	Germany – 2.5%

105,598	LEG Immobilien SE	8,944,535

287,379	Vonovia SE	8,725,047

		17,669,582

	Hong Kong – 5.8%

1,837,310	CK Asset Holdings Ltd.	7,545,130

4,706,470	Link REIT	19,903,261

2,348,000	New World Development Co. Ltd.	1,559,701

4,382,000	Swire Properties Ltd.	8,924,264

1,422,303	Wharf Real Estate Investment Co. Ltd.	3,636,344

		41,568,700

Shares		Market value

	Japan – 10.4%

3,139	Activia Properties, Inc.	$6,561,221

7,321	AEON REIT Investment Corp.	5,902,079

18,326	Japan Hotel REIT Investment Corp.	8,232,474

24,096	Japan Metropolitan Fund Investment Corp.	13,829,595

8,994	KDX Realty Investment Corp.	8,555,631

10,619	LaSalle Logiport REIT	9,601,425

10,122	Orix JREIT, Inc.	10,568,976

280,300	Tokyo Tatemono Co. Ltd.	4,649,670

1,163,300	Tokyu Fudosan Holdings Corp.	7,162,185

		75,063,256

	Singapore – 6.7%

3,822,800	CapitaLand Ascendas REIT	7,201,727

13,702,944	CapitaLand China Trust	7,232,165

9,872,134	CapitaLand Integrated Commercial Trust	13,966,588

5,878,600	Frasers Logistics & Commercial Trust	3,792,089

6,921,400	Keppel DC REIT	11,060,440

8,338,000	Keppel REIT	5,317,446

		48,570,455

	Sweden – 1.7%

1,109,753	Castellum AB (a)	12,107,675

	United Kingdom – 6.5%

2,598,836	Land Securities Group PLC	19,007,855

3,939,857	LondonMetric Property PLC	8,886,599

829,603	Safestore Holdings PLC	6,691,101

2,668,000	Supermarket Income REIT PLC	2,275,487

2,696,061	Tritax Big Box REIT PLC	4,480,660

550,000	UNITE Group PLC (The)	5,555,312

		46,897,014

See notes to financial statements

Annual report 2024 CBRE Global Real Estate Income Fund	Confidential & Proprietary	16

Portfolio of Investments continued

Shares		Market value

	United States – 91.2%

178,107	Alexandria Real Estate Equities, Inc.	$17,374,338

209,073	American Tower Corp.	38,346,079

753,292	Americold Realty Trust, Inc.	16,120,449

154,739	AvalonBay Communities, Inc.	34,037,938

652,710	Broadstone Net Lease, Inc.	10,351,981

170,738	COPT Defense Properties	5,284,341

333,020	Crown Castle, Inc.	30,224,895

659,781	CubeSmart	28,271,616

640,539	Empire State Realty Trust, Inc., Class A	6,610,362

47,064	Equinix, Inc.	44,376,175

76,610	Essex Property Trust, Inc.	21,867,558

202,656	Extra Space Storage, Inc.	30,317,338

145,732	Federal Realty Investment Trust	16,314,697

941,911	Healthcare Realty Trust, Inc.	15,965,391

1,284,701	Healthpeak Properties, Inc.	26,040,889

426,460	Host Hotels & Resorts, Inc.	7,471,579

454,631	Hudson Pacific Properties, Inc.	1,377,532

418,300	Independence Realty Trust, Inc.	8,299,072

1,418,143	Invitation Homes, Inc.	45,338,031

291,063	Lineage, Inc.	17,047,560

9,589	Marriott International, Inc., Class A	2,674,756

316,068	National Storage Affiliates Trust	11,982,138

800,659	Park Hotels & Resorts, Inc.	11,265,272

696,892	Piedmont Office Realty Trust, Inc., Class A	6,376,562

538,271	Realty Income Corp.	28,749,054

157,680	Regency Centers Corp.	11,657,282

581,300	Retail Opportunity Investments Corp.	10,091,368

652,365	Rexford Industrial Realty, Inc.	25,220,431

209,103	Simon Property Group, Inc.	36,009,628

Shares		Market value

262,148	Sun Communities, Inc.	$32,236,340

1,408,200	Sunstone Hotel Investors, Inc.	16,673,088

603,019	VICI Properties, Inc.	17,614,185

209,000	Welltower, Inc.	26,340,270

		657,928,195

	Total Common Stock

	(cost $1,302,036,893)	998,349,595

	Preferred Stock – 9.1%

	United States – 9.1%

245,403	Digital Realty Trust, Inc., Series J, 5.250%	5,509,297

301,100	Digital Realty Trust, Inc., Series L, 5.200%	6,386,331

282,200	Federal Realty Investment Trust, Series C, 5.000%	6,070,122

405,900	National Storage Affiliates Trust, Series A, 6.000%	8,661,906

383,644	Pebblebrook Hotel Trust, Series E, 6.375%	7,649,861

541,950	Pebblebrook Hotel Trust, Series F, 6.300%	11,028,683

262,125	Pebblebrook Hotel Trust, Series G, 6.375%	5,176,969

143,517	Rexford Industrial Realty, Inc., Series B, 5.875%	3,351,122

287,077	Summit Hotel Properties, Inc., Series E, 6.250%	5,873,596

265,000	Sunstone Hotel Investors, Inc., Series H, 6.125%	5,933,350

	Total Preferred Stock

	(cost $74,947,507)	65,641,237

	Total Investments – 147.6%

	(cost $1,376,984,400)	1,063,990,832

	Liabilities in Excess of Other Assets – (47.6)%	(342,956,372)

	Net Assets – 100.0%	$721,034,460

*	Includes U.S. Real Estate Investment Trusts (“REIT”) and Real Estate Operating Companies (“REOC”) as well as entities similarly formed under the laws of non‑U.S. countries.

(a)	Non‑income producing security.
See notes to financial statements

Annual report 2024 CBRE Global Real Estate Income Fund	Confidential & Proprietary	17

Portfolio of Investments concluded

Securities Valuation

The following is a summary of various inputs used in determining the value of the Trust’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical investments. Level 2 includes other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of inputs used as of December 31, 2024. For information on the Trust’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note 2 in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
INVESTMENT IN REAL ESTATE SECURITIES
Common Stock
Australia	$38,875,689	$-	$-	$38,875,689
Belgium	15,149,121	-	-	15,149,121
Canada	22,100,112	-	-	22,100,112
China	6,916,883	-	-	6,916,883
France	15,502,913	-	-	15,502,913
Germany	17,669,582	-	-	17,669,582
Hong Kong	41,568,700	-	-	41,568,700
Japan	75,063,256	-	-	75,063,256
Singapore	48,570,455	-	-	48,570,455
Sweden	12,107,675	-	-	12,107,675
United Kingdom	46,897,014	-	-	46,897,014
United States	657,928,195	-	-	657,928,195
Total Common Stock	998,349,595	-	-	998,349,595
Preferred Stock
United States	65,641,237	-	-	65,641,237
TOTAL INVESTMENT IN REAL ESTATE SECURITIES	$1,063,990,832	$-	$-	$1,063,990,832
See notes to financial statements

Annual report 2024 CBRE Global Real Estate Income Fund	Confidential & Proprietary	18

Statement of Assets and Liabilities

December 31, 2024

Assets

Investments, at value (cost $1,376,984,400)	$1,063,990,832

Cash and cash equivalents	93

Dividends and interest receivable	6,226,159

Dividend withholding reclaims receivable	1,251,487

Other assets	116,131

Total assets	1,071,584,702

Liabilities

Line of credit payable	347,922,500

Line of credit interest payable	1,565,273

Management fees payable	794,419

Accrued expenses	268,050

Total liabilities	350,550,242

NET ASSETS	$721,034,460

Composition of Net Assets

$0.001 par value per share;
Unlimited number of shares authorized
141,496,485 shares issued and outstanding	$141,496

Additional paid‑in capital	1,036,075,952

Distributable earnings / (accumulated loss)	(315,182,988)

NET ASSETS	$721,034,460

NET ASSET VALUE

(BASED ON 141,496,485 SHARES OUTSTANDING)	$5.10
See notes to financial statements

Annual report 2024 CBRE Global Real Estate Income Fund	Confidential & Proprietary	19

Statement of Operations

For the year ended December 31, 2024

Investment Income

Dividends (net of foreign withholding taxes of $1,767,774)	$42,029,297

Interest	3,629

Total investment income	42,032,926

Expenses

Interest expense on line of credit	19,669,302

Management fees	9,571,041

Legal fees	289,568

Printing and mailing fees	246,059

Administration fees	235,201

Trustees’ fees and expenses	235,000

Custodian fees	183,690

Insurance fees	166,654

NYSE listing fee	143,468

Audit and tax fees	79,000

Transfer agent fees	50,301

Miscellaneous expenses	39,399

Total expenses	30,908,683

NET INVESTMENT INCOME	11,124,243

Net Realized and Unrealized Gain (Loss) on Investments, and Foreign Currency Transactions

Net realized gain (loss) on:

Investments	72,591,271

Foreign currency transactions	(197,297)

Total Net Realized Gain	72,393,974

Net change in unrealized appreciation (depreciation) on:

Investments	(137,886,289)

Foreign currency denominated assets and liabilities	(77,541)

Total Net Change in Unrealized Depreciation	(137,963,830)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	(65,569,856)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(54,445,613)
See notes to financial statements

Annual report 2024 CBRE Global Real Estate Income Fund	Confidential & Proprietary	20

Statements of Changes in Net Assets

	For the year ended December 31, 2024	For the year ended December 31, 2023

Change in Net Assets Resulting from Operations

Net investment income	$11,124,243	$12,784,010

Net realized gain on investments, written options, and foreign currency transactions	72,393,974	47,636,431

Net change in unrealized appreciation (depreciation) on investments, and foreign currency denominated assets and liabilities	(137,963,830)	51,719,068

Net increase (decrease) in net assets resulting from operations	(54,445,613)	112,139,509

Distributions on Common Shares

Distributions from distributable earnings	(83,334,001)	(85,517,072)

Distribution of return of capital	(17,698,999)	(11,052,258)

Total distributions on common shares	(101,033,000)	(96,569,330)
Capital Share transactions

Proceeds from shares sold	9,377,313	117,591,843

Offering costs for common shares charged to paid‑in capital	(138,140)	(1,898,934)

Net increase from capital share transactions	9,239,173	115,692,909

Net Increase (Decrease) in Net Assets	(146,239,440)	131,263,088

Net Assets

Beginning of year	867,273,900	736,010,812

End of year	$721,034,460	$867,273,900
See notes to financial statements

Annual report 2024 CBRE Global Real Estate Income Fund	Confidential & Proprietary	21

Statement of Cash Flows

For the year ended December 31, 2024

Cash Flows from Operating Activities

Net decrease in net assets resulting from operations	$(54,445,613)

Adjustments to Reconcile Net Decrease in Net Assets Resulting from Operations to Net Cash Provided by Operating Activities

Net change in unrealized appreciation/depreciation on investments	137,886,289

Net realized gain on investments	(72,591,271)

Cost of securities purchased	(1,032,090,961)

Proceeds from sale of securities	990,105,403

Decrease in receivable for investment securities sold	63,375,760

Decrease in dividends and interest receivable	1,488,913

Increase in dividend withholding reclaims receivable	(152,656)

Decrease in unrealized appreciation on spot contracts	17,334

Decrease in other assets	3,654

Decrease in management fees payable	(39,848)

Decrease in line of credit interest payable	(159,238)

Decrease in accrued expenses	(84,460)

NET CASH PROVIDED BY OPERATING ACTIVITIES	33,313,306

Cash Flows from Financing Activities:

Cash distributions paid on Common Shares	(101,312,719)

Proceeds from shares sold	9,377,313

Offering costs for common shares charged to paid-in capital	(138,140)

Proceeds from borrowing on line of credit	904,981,900

Payments on line of credit borrowings	(846,501,300)

NET CASH USED IN FINANCING ACTIVITIES	(33,592,946)

Net decrease in cash	(279,640)

Cash and Cash Equivalents at Beginning of Year	279,733

CASH AND CASH EQUIVALENTS AT END OF YEAR	$93

Supplemental Disclosure

Interest paid on line of credit borrowings	$19,828,540
See notes to financial statements

Annual report 2024 CBRE Global Real Estate Income Fund	Confidential & Proprietary	22

Financial Highlights

	For the Year Ended December 31, 2024		For the Year Ended December 31, 2023		For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020

Per share operating performance for a share outstanding throughout the year

Net asset value, beginning of year	$6.20		$6.31		$10.48	$8.11	$8.86

Income from investment operations

Net investment income(1)	0.08		0.10		0.20	0.22	0.17

Net realized and unrealized gain (loss) on investments, written options and foreign currency transactions	(0.46)		0.74		(3.67)	2.75	(0.32)

Total from investment operations	(0.38)		0.84		(3.47)	2.97	(0.15)

Common Share transactions

Accretive/(Dilutive) effect on net asset value as a result of new shares sold and rights offering	0.00	(2)	(0.22)	(3)	–	–	–

Offering costs charged to paid‑in‑capital	(0.00)	(2)	(0.01)		–	–	–

Total from Common Share transactions	(0.00)	(2)	(0.23)		–	–	–

Distributions on Common Shares

Net investment income	(0.44)		(0.34)		(0.21)	(0.08)	(0.21)

Net realized gains	(0.15)		(0.30)		(0.49)	(0.52)	–

Return of capital	(0.13)		(0.08)		–	–	(0.39)

Total distributions to common shareholders	(0.72)		(0.72)		(0.70)	(0.60)	(0.60)

NET ASSET VALUE, END OF YEAR	$5.10		$6.20		$6.31	$10.48	$8.11

MARKET VALUE, END OF YEAR	$4.81		$5.43		$5.73	$9.79	$6.88

Total investment return(4)

Net asset value	(6.50)%		11.03%		(33.97)%	37.88%	(0.74)%

Market value	1.25%		8.66%		(35.54)%	52.66%	(5.52)%

Ratios and supplemental data

Net assets, applicable to common shares, end of year (thousands)	$721,034		$867,274		$736,011	$1,221,609	$945,194

Borrowings (senior securities) outstanding, end of year (thousands)	$347,923		$289,442		$345,209	$320,489	$289,727

Asset Coverage per $1,000(5)	$3,072		$3,996		$3,132	$4,812	$4,262

Ratios to average net assets applicable to common shares of:

Net expenses	3.88%		3.86%		2.29%	1.46%	1.53%

Net expenses, excluding interest on line of credit	1.41%		1.40%		1.39%	1.24%	1.26%

Net investment income	1.40%		1.63%		2.49%	2.37%	2.25%

Portfolio turnover rate	87.60%		50.69%		53.88%	78.44%	72.50%

(1)	Based on average shares outstanding.
(2)	Less than $0.01 per share.
(3)	Shares issued at a 5% discount on a 5‑day average market price from 3/31/2023 to 4/6/2023.
(4)
Total investment return does not reflect brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust’s Dividend Reinvestment Plan. Net Asset Value (“NAV”) total return is calculated assuming reinvestment of distributions at NAV on the date of the distribution.

(5)
Asset Coverage per $1,000: Asset coverage per $1,000 of debt is calculated by subtracting the Trust’s liabilities and indebtedness not represented by senior securities from the Trust’s total assets, dividing the result by the aggregate amount of the Trust’s senior securities representing indebtedness then outstanding, and multiplying the result by 1,000.

See notes to financial statements

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Notes to Financial Statements

Notes to Financial Statements

1	FUND ORGANIZATION
CBRE Global Real Estate Income Fund (the “Trust”) is a diversified, closed‑end management investment company that was organized as a Delaware statutory trust on November 6, 2003 and registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended. The Trust is an investment company and accordingly follows the Investment Company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services-Investment Companies. CBRE Investment Management Listed Real Assets LLC (the “Adviser”) is the Trust’s investment adviser. The Adviser is a majority-owned subsidiary of CBRE Group, Inc. (“CBRE”) and is partially owned by its senior management team. The Trust commenced operations on February 18, 2004.

2	SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust.
Securities Valuation
The net asset value of the common shares of the Trust will be computed based upon the value of the Trust’s portfolio securities and other assets. The Trust calculates net asset value per common share by subtracting the Trust’s liabilities (including accrued expenses, dividends payable and any borrowings of the Trust) and the liquidation value of any outstanding preferred shares from the Trust’s total assets (the value of the securities the Trust holds, plus cash and/or other assets, including dividends accrued but not yet received) and dividing the result by the total number of common shares of the Trust outstanding. Net asset value per common share will be determined as of the close of the regular trading session (usually 4:00 p.m., EST) on the New York Stock Exchange (“NYSE”) on each business day on which the NYSE is open for trading.
For purposes of determining the net asset value of the Trust, readily marketable portfolio assets (including common stock, preferred stock, and options) traded principally on an exchange, or on a similar regulated market reporting contemporaneous transaction prices, are valued, except as indicated below, at the last sale price for such assets on such principal markets on the business day on which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day. Foreign securities are valued based upon quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates.
During the period that a forward foreign currency contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trust’s Board of Trustees (the “Board”).
Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities, which mature in 60 days or less, are valued at amortized cost, which approximates market value.
U.S. GAAP provides guidance on fair value measurements. In accordance with the standard, fair value is defined as the price that the Trust would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. It establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Trust’s investments, and requires additional disclosure about fair value.
For Level 1 inputs, the Trust uses unadjusted quoted prices in active markets for assets or liabilities with sufficient frequency and volume to provide pricing information as the most reliable evidence of fair value.
The Trust’s Level 2 valuation techniques include inputs other than quoted prices within Level 1 that are observable for an asset or liability, either directly or indirectly. Level 2 observable inputs may include quoted prices for similar assets and liabilities in active markets or quoted prices for identical or similar assets or liabilities in markets that are not active in which there are few transactions, the prices are not current, or price quotations vary substantially over time or among market participants. Inputs

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Notes to Financial Statements continued

that are observable for the asset or liability in Level 2 include such factors as interest rates, yield curves, prepayment spreads, credit risk, and default rates for similar liabilities.
For Level 3 valuation techniques, the Trust uses unobservable inputs that reflect assumptions market participants would be expected to use in pricing the asset or liability. Unobservable inputs are used to measure fair value to the extent that observable inputs are not available and are developed based on the best information available under the circumstances. In developing unobservable inputs, market participant assumptions are used if they are reasonably available without undue cost and effort.
The primary third-party pricing vendor for the Trust’s listed preferred stock investments is FT Interactive Data (“IDC”). When available, the Trust will obtain a closing exchange price to value the preferred stock investments and, in such instances, the investment will be classified as Level 1 since an unadjusted quoted price was utilized. When a closing price is not available for the listed preferred stock investments, IDC will produce an evaluated mean price (midpoint between the bid and the ask evaluation) and such investments will be classified as Level 2 since other observable inputs were used in the valuation. Factors used in the IDC evaluation include trading activity, the presence of a two‑sided market, and other relevant market data.
Pursuant to the Trust’s fair value procedures noted previously, equity securities (including exchange traded securities and open‑end regulated investment companies) and exchange traded derivatives (i.e. futures contracts and options) are generally categorized as Level 1 securities in the fair value hierarchy. Fixed income securities, non‑exchange traded derivatives and money market instruments are generally categorized as Level 2 securities in the fair value hierarchy. Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value as determined in accordance with procedures established by and under the general supervision of the Trustees. These valuations are typically categorized as Level 2 or Level 3 securities in the fair value hierarchy.
For the year ended December 31, 2024, there have been no significant changes to the Trust’s fair valuation methodology.
Foreign currency translation
The books and records of the Trust are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities – at the current rates of exchange;

(ii)	purchases and sales of investment securities, income and expenses – at the rate of exchange prevailing on the respective dates of such transactions.
Although the net assets of the Trust are presented at the foreign exchange rates and market values at the close of each fiscal year, the Trust does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal year. Similarly, the Trust does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal year. Accordingly, realized foreign currency gains or losses will be included in the reported net realized gains or losses on investment transactions.
Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Trust’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets or liabilities (other than investments) at year end exchange rates are reflected as a component of net unrealized appreciation or depreciation on investments and foreign currencies.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability, or the level of governmental supervision and regulation of foreign securities markets.
Forward foreign currency contracts
The Trust may enter into forward foreign currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings to hedge certain Trust purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward foreign currency contract is a commitment to purchase or sell a foreign

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Notes to Financial Statements continued

currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts would be included in net realized gain or loss on foreign currency transactions.
Fluctuations in the value of open forward foreign currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Trust.
The Trust’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Trust having a value at least equal to the aggregate amount of the Trust’s commitments under forward foreign currency contracts entered into with respect to position hedges.
Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Trust has in that particular currency contract. As of December 31, 2024, the Trust did not hold any forward foreign currency contracts.
Options
The Trust may purchase or sell (write) options on securities and securities indices which are listed on a national securities exchange or in the over‑the‑counter (“OTC”) market as a means of achieving additional return or of hedging the value of the Trust’s portfolio.
An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has an obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put).
There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Trust forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. As of December 31, 2024, the Trust did not hold any options contracts.
Securities transactions and investment income
Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost. Dividend income is recorded on the ex‑dividend date. Distributions received from investments in REITs are recorded as dividend income on ex‑dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The portion of dividend attributable to the return of capital is recorded against the cost basis of the security. Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned. Non‑cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis.
Dividends and distributions to shareholders
Dividends from net investment income, if any, are declared and paid on a monthly basis. Income dividends and capital gain distributions to common shareholders are recorded on the ex‑dividend date. To the extent the Trust’s net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Trust not to distribute such gains.
On August 5, 2008, the Trust acting in accordance with an exemptive order received from the SEC and with approval of the Board, adopted a managed distribution policy under which the Trust intends to make regular monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. This managed distribution policy permits the Trust to include long-term capital gains in its distribution as frequently as twelve times a year. In practice, the Board views this policy as a potential means of further supporting the market price of the Trust’s shares through the payment of a steady and predictable level of cash distributions to shareholders.

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Notes to Financial Statements continued

The current monthly distribution rate is $0.06 per share. The Trust continues to evaluate its monthly distribution policy in light of ongoing economic and market conditions and may change the amount of the monthly distributions in the future.
Use of estimates
The preparation of financial statements, in conformity with U.S. GAAP, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting year. Actual results could differ from those estimates.

3	DERIVATIVE INSTRUMENTS
For the year ended December 31, 2024, the Trust did not hold any derivative instruments.

4	CONCENTRATION OF RISK
Under normal market conditions, the Trust’s investments will be concentrated in income-producing common equity securities, preferred securities, convertible securities and non‑convertible debt securities issued by companies deriving the majority of their revenue from the ownership, construction, financing, management and/or sale of commercial, industrial, and/or residential real estate. Values of the securities of such companies may fluctuate due to economic, legal, cultural, geopolitical or technological developments affecting various global real estate industries.

5	INVESTMENT MANAGEMENT AGREEMENT AND OTHER AGREEMENTS
Pursuant to an investment management agreement between the Adviser and the Trust, the Adviser is responsible for the daily management of the Trust’s portfolio of investments, which includes buying and selling securities for the Trust, as well as investment research. The Trust pays for investment advisory services through a fee payable monthly in arrears at an annual rate equal to 0.85% of the average daily value of the Trust’s managed assets, which adds back the line of credit payable to net assets, plus certain direct and allocated expenses of the Adviser incurred on the Trust’s behalf. During the year ended December 31, 2024, the Trust incurred management fees of $9,571,041, of which $794,419 is payable as of year‑end.
The Trust has multiple service agreements with the Bank of New York Mellon (“BNYM”). Under the servicing agreements, BNYM will perform custodial, fund accounting, and certain administrative services for the Trust. As custodian, BNYM is responsible for the custody of the Trust’s assets. As administrator, BNYM is responsible for maintaining the books and records of the Trust’s securities and cash.
Computershare is the Trust’s transfer agent and as such is responsible for performing transfer agency services for the Trust.

6	PORTFOLIO SECURITIES
For the year ended December 31, 2024, there were purchases and sales transactions (excluding short-term securities) of $1,035,345,181 and $985,614,715, respectively. These purchases and sales transaction amounts differ from the amounts disclosed on the Statement of Cash Flows primarily due to the re‑characterization of dividends from ordinary income to return of capital and capital gain.

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Notes to Financial Statements continued

7	FEDERAL INCOME TAXES
The Trust intends to elect to be, and qualify for treatment as, a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). A regulated investment company generally pays no federal income tax on the income and gains that it distributes. The Trust intends to meet the calendar year distribution requirements imposed by the Code to avoid the imposition of a 4% excise tax. In 2024, the Trust met these requirements.
The Trust is required to evaluate tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns to determine whether the tax positions are “more‑likely‑than‑not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Trust as tax expense in the Statement of Operations if the tax positions were deemed to not meet the more‑likely‑than‑not threshold. For the year ended December 31, 2024, the Trust did not incur any income tax, interest, or penalties. Management has analyzed the Trust’s tax positions taken on federal, state and local income tax returns for all open tax years (since inception) and has concluded that no provisions for federal, state and local income tax are required in the Trust’s financial statements.
The Trust distinguishes between dividends on a tax basis and on a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over- distributions for financial statement purposes are classified as distributable earnings or accumulated losses in the composition of net assets on the Statement of Assets and Liabilities.
In order to present paid‑in capital in excess of par and total distributable earnings /(Accumulated Loss) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to additional paid‑in capital, and total distributable earnings. For the year ended December 31, 2024, the adjustments were to increase additional paid‑in capital by $264,358 and decrease distributable earnings by $264,358 due to the difference in the treatment for book and tax purposes of certain items allocated for foreign partnership investments. Results of operations and net assets were not affected by these reclassifications.
At December 31, 2024, the Trust had no capital loss carryforwards.
Certain capital and qualified late year losses incurred after October 31 and within the current taxable year, are deemed to arise on the first business day of the Trust’s following taxable year. The Trust incurred no such losses during the year ended December 31, 2024.
The final determination of the source of the 2024 distributions for tax purposes will be made after the end of the Trust’s fiscal year and will be reported to shareholders in February 2025 on the Form 1099‑DIV.
For the year ended December 31, 2024, the tax character of distributions paid, as reflected in the Statements of Changes in Net Assets, was $62,386,031 of ordinary income (including net short-term capital gains) and $20,947,970 of long-term capital gain (both reflected in the Statements of Changes in Net Assets as distributions from distributable earnings) and $17,698,999 of return of capital, respectively. For the year ended December 31, 2023, the tax character of distributions paid, as reflected in the Statements of Changes in Net Assets, was $45,110,761 of ordinary income (including net short-term capital gains) and $40,406,311 of long-term capital gain (both reflected in the Statements of Changes in Net Assets as distributions from distributable earnings) and $11,052,258 of return of capital, respectively.
Information on the tax components of net assets as of December 31, 2024 is as follows:

Cost of investments for tax purposes	Gross tax unrealized appreciation	Gross tax unrealized depreciation	Net tax unrealized depreciation on investments	Net tax unrealized depreciation on foreign currency	Qualified late year ordinary losses	Qualified post- October capital deferral	Undistributed ordinary income	Undistributed long-term Capital gains / (accumulated capital loss)
$1,379,093,298	$2,718,780	$(317,821,246)	$(315,102,466)	$(80,522)	$0	$0	$0	$0

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Notes to Financial Statements continued

8	BORROWINGS
The Trust has access to a secured line of credit of up to $400,000,000 from BNYM for borrowing purposes. Borrowings under this arrangement bear interest at the Federal funds rate plus 75 basis points. At December 31, 2024, there were borrowings in the amount of $347,922,500 on the Trust’s line of credit.
The average daily amount of borrowings during the year ended December 31, 2024 was $328,831,108 with an average interest rate of 5.89%. The maximum amount outstanding for the year ended December 31, 2024, was $400,000,000. The Trust had borrowings under the line of credit for all 366 days during 2024.

9	CAPITAL
During 2004, the Trust issued 101,000,000 shares of common stock at $15.00. Since inception, the Trust has distributed $19.62 per share to shareholders.
On April 14, 2023, the Trust issued 23,378,100 additional common shares at an offering price of $5.03 per share as a result of a rights offering.
During 2024, the Trust issued 1,285,410 additional common shares under an “at the market” (“ATM”) offering.
In connection with the Trust’s Dividend Reinvestment Plan (“DRIP”), the Trust issued 242,481 common shares for the year ended December 31, 2024.
At December 31, 2024, the Trust had outstanding common shares of 141,496,485 with a par value of $0.001 per share. The Adviser owned none of the common shares outstanding as of December 31, 2024.

10	INDEMNIFICATIONS
The Trust enters into contracts that contain a variety of indemnifications. The Trust’s exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses or current claims or losses pursuant to these contracts.

11	OPERATING SEGMENT
During the year ended December 31, 2024, the Trust adopted FASB Accounting Standards Update 2023-07, Segment Reporting (“Topic 280”) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the Trust’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available.
The portfolio managers and officers of the Trust (herein referred to as “Management of the Adviser”) act as the Trust’s CODM. The Trust represents a single operating segment, which invests in publicly-traded global real estate securities. The CODM monitors the operating results of the Trust as a whole and ensures the Trust’s long-term strategic asset allocation is managed in accordance with the terms of its prospectus. The investment strategy utilized to achieve these objectives is executed by the Trust’s portfolio managers as a team.
The financial information of the Trust is entirely represented and disclosed in the preceding portfolio of investments, statements of assets and liabilities, operations, changes in net assets, and cash flows, and financial highlights (including expense ratios). The CODM assesses the segment’s performance versus the Trust’s comparative benchmark and makes resource allocation decisions for the Trust’s single operating segment.

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Notes to Financial Statements concluded

12	SUBSEQUENT EVENTS
Events or transactions that occur after the balance sheet date but before the financial statements are issued are categorized as recognized or non‑recognized for financial statement purposes. Since December 31, 2024, the Trust paid a distribution on January 31, 2025 of $0.06 per share for the month of January 2025.
No other notable events have occurred between year‑end and the issuance of these financial statements.

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Report of Independent Registered
Public Accounting Firm

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Trustees CBRE Global Real Estate Income Fund:
Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of CBRE Global Real Estate Income Fund (the Trust), including the portfolio of investments, as of December 31, 2024, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two‑year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five‑year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Trust as of December 31, 2024, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two‑year period then ended, and the financial highlights for each of the years in the five‑year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion

These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2024. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Trust’s auditor since 2014.
Philadelphia, Pennsylvania
February 27, 2025

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Supplemental
Information

Supplemental Information (unaudited)
Federal Income Tax Information

Qualified dividend income of as much as $8,098,629 was received by the Trust through December 31, 2024. The Trust intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.
For corporate shareholders, 0.73% of ordinary income distributions for the year ended December 31, 2024 qualified for the corporate dividends-received deduction.
In February 2025, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2024.
Corporate Governance

The Trust submitted its Annual CEO certification for 2024 to the New York Stock Exchange (“NYSE”) on October 16, 2024 stating that the CEO was not aware of any violation by the Trust of the NYSE’s corporate governance listing standards. In addition, the Trust had filed the required CEO/CFO certifications regarding the quality of the Trust’s public disclosure as exhibits to the Forms N‑CSR and Forms N‑PORT filed by the Trust over the past fiscal year. The Trust’s Form N‑CSR and Form N‑PORT filings are available on the Commission’s website at www.sec.gov.
Result of Shareholder Votes

The Annual Meeting of Shareholders of the Trust was held on October 10, 2024.
With regard to the election of the following Trustees of the Trust, the voting results were as follows:

	Number of shares in favor	Number of shares withheld
Asuka Nakahara	103,794,805.405	6,584,974.395
Peter Finnerty	108,271,029.660	2,108,750.140
The other Trustees of the Trust whose terms did not expire in 2024 are John R. Bartholdson, Leslie E. Greis, Heidi Stam, and T. Ritson Ferguson.

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Supplemental Information (unaudited) continued

Trustees

The Trustees of the CBRE Global Real Estate Income Fund and their principal occupations during the past five years:

Name, address and age	Term of office and length of time served(1)	Title	Principal occupations during the past five years	Number of portfolios in the Trust complex overseen by Trustee	Other directorships held by trustee
Trustees:
T. Ritson Ferguson(2) 555 East Lancaster Ave. Suite 120 Radnor, PA 19087 Age: 65	3 years/ since inception	Trustee	Senior Fellow Wharton Real Estate Center (since 2022); Managing Director of TRF3 Advisors (since 2022); Independent Investment Committee Member of CBRE Investment Management Listed Real Assets LLC (since 2022); Vice Chairman (2021) and Chief Executive Officer and Co‑Chief Investment Officer (1995-2020) of CBRE Investment Management Listed Real Assets LLC; Chief Executive Officer, Chief Investment Officer and Global Chief Investment Officer of CBRE Global Investors (2015-2019)	1	Templeton World Charity Foundation (since 2023); Duke Management Company (DUMAC) (since 2018)
Asuka Nakahara 555 East Lancaster Ave. Suite 120 Radnor, PA 19087 Age: 69	3 years/ since inception	Trustee	Associate Director of the Zell-Lurie Real Estate Center at the Wharton School, University of Pennsylvania (since 1999); Practice Professor of Real Estate at the Wharton School, University of Pennsylvania (since 1999); Partner of Triton Atlantic Partners (since 2009)	1	Incompass Labs (since 2022); Rice Management Company (since 2022); Comcast Corporation (since 2017)
John R. Bartholdson 555 East Lancaster Ave. Suite 120 Radnor, PA 19087 Age: 80	3 years/ 20 1⁄2 years	Trustee/ Audit Committee Financial Expert	Senior Vice President, CFO and Treasurer, and a Director of Triumph Group, Inc. (1993-2007) (Retired)	1	Berwyn Cornerstone Fund, Berwyn Income Fund, and Berwyn Fund (2013-2016)
Leslie E. Greis 555 East Lancaster Ave. Suite 120 Radnor, PA 19087 Age: 66	3 years/ 6 years	Trustee	Founder and Managing Member of Perennial Capital Advisors, LLC (since 2003)	1	AIM Mutual, Inc. (2016), Kinefac Corporation (since 2009)

Annual report 2024 CBRE Global Real Estate Income Fund	Confidential & Proprietary	36

Supplemental Information (unaudited) continued

Name, address and age	Term of office and length of time served(1)	Title	Principal occupations during the past five years	Number of portfolios in the Trust complex overseen by Trustee	Other directorships held by trustee
Trustees:
Heidi Stam 555 East Lancaster Ave. Suite 120 Radnor, PA 19087 Age 68	3 years/ 4 1⁄2 years	Trustee	Managing Director and General Counsel, The Vanguard Group, Inc. (2005-2016) (Retired)	1
Bridge Builder Trust (since 2022);
Edward Jones Money Market Fund (since 2022); Investor Advisory Committee, U.S. Securities and Exchange Commission (2017-2021); National Adjudicatory Council, FINRA (2017-2021)

Peter Finnerty 555 East Lancaster Ave. Suite 120 Radnor, PA 19087 Age 61	3 years/ 1⁄2 year	Trustee	Partner, PwC (1996-2024) (Retired)	1	Lincoln Variable Insurance Products Trust (123 portfolios) (since 2024)

(1)
Each Trustee is elected to serve a three-year term concurrent with the class of Trustees to which he or she belongs. Ms. Greis, as Class III Trustee, is currently serving a term expiring at the Trust’s 2025 annual meeting of shareholders. Mr. Ferguson and Ms. Stam, as Class I Trustees, are currently serving a term expiring at the Trust’s 2026 annual meeting of shareholders. Mr. Nakahara and Mr. Finnerty, as Class II Trustees, are currently serving a term expiring at the Trust’s 2027 annual meeting of shareholders. Mr. Bartholdson has informed the Board that he intends to retire from the Board upon the conclusion of his term and, therefore, will not stand for re‑election at the 2025 annual meeting of shareholders.

(2)
Mr. Ferguson is deemed to be an interested person of the Trust as defined in the Investment Company Act of 1940 (the “1940 ACT”), as amended, due to his previous position with the Adviser, and his engagement as an external consultant to the Adviser, which began on January 1, 2022.

Officers

The Officers of the CBRE Global Real Estate Income Fund and their principal occupations during the past five years:

Name, Address, Age and Position(s) Held with Registrant Officers:	Length of Time Served	Principal Occupations During the Past Five Years and Other Affiliations
Joseph P. Smith 555 East Lancaster Ave, Suite 120 Radnor, PA 19087 Age: 56 President and Chief Executive Officer	Since 2022	Chief Investment Officer (since 2021) and Co- Chief Investment Officer (since 2011) of CBRE Investment Management Listed Real Assets LLC (formerly CBRE Clarion Securities LLC)
Jonathan A. Blome 555 East Lancaster Ave, Suite 120 Radnor, PA 19087 Age: 47 Chief Financial Officer	since 2006	Chief Operating Officer (since 2021) and Chief Financial Officer and Director of Operations (since 2011) of CBRE Investment Management Listed Real Assets LLC (formerly CBRE Clarion Securities LLC)
Jeff Chang 555 East Lancaster Ave, Suite 120 Radnor, PA 19087 Age: 51 Chief Compliance Officer and Secretary	since 2023	Chief Compliance Officer of CBRE Investment Management Listed Real Assets LLC (since 2023); Chief Compliance Officer of First Quadrant, LP (2012-2022)

Annual report 2024 CBRE Global Real Estate Income Fund	Confidential & Proprietary	37

Supplemental Information (unaudited) continued

Board Considerations in Approving the Advisory Agreement

At a meeting of the Board held on December 18, 2024, the Board, including the Independent Trustees voting separately, approved the continuation of the investment management agreement (the “Advisory Agreement”) between the Adviser and the Trust through December 31, 2025. Overall, the Board concluded that the continuation of the Advisory Agreement was in the best interests of the Trust and consistent with the expectations of its shareholders. In determining to approve the continuation of the Advisory Agreement, the Board took into account a number of factors, in each case in the context of the specific facts and circumstances of the Trust and without assigning relative weight to any factor or identifying any factor as determinative. The Board considered materials provided in advance of and during the Meeting, as well as their interactions with, and information provided by, the Adviser throughout the year.
In approving the continuation of the Advisory Agreement, the Board reviewed the nature, extent and quality of advisory services and administrative services provided by the Adviser, including the performance of the Adviser for the Trust in varying market environments and conditions. The Board considered the consistency of the Adviser’s investment decision-making process, the experience of the Adviser’s personnel, the stability of the Adviser and its parent company, the ability of the Adviser to enhance performance through leverage and the continued commitment of the Adviser’s executive management team and management committee to the operation and management of the Trust. The Board noted the Trust’s strategic focus on providing current income to its shareholders and its positive impact on the Trust’s market price performance, and discussed current industry and economic trends and conditions. In reviewing the Trust’s performance, the Board considered information relating to the reported performance and fees and expenses of closed‑end real estate funds (“peer group funds”) and the Adviser’s view as to the reasons for performance differences, including the Trust’s global investment mandate, its focus on providing current income, and its use and cost of leverage as compared to certain of the peer group funds. The Board also considered information relating to the reported performance and fees and expenses of certain open‑end real estate funds, as a point of reference. The Board further considered the administrative resources devoted by the Adviser to oversight of the Trust’s operations, without separate charge to the Trust, in relation to its peer group funds. The Board concluded that the quality of the services provided to the Trust by the Adviser, including the performance achieved for the Trust relative to its primary and secondary investment objectives, was satisfactory and supported the continued retention of the Adviser by the Trust.
The Board also considered the level of compensation to which the Adviser is entitled under the Advisory Agreement and concluded that fees paid to the Adviser by the Trust are not excessive and that the advisory fee rate is reasonable under the circumstances of the Trust. In reaching this conclusion, the Board considered the Trust’s advisory fee structure and the methodology with which the Adviser’s fee is calculated and considered information relating to the fees and expenses of peer group funds, as well as fee and expense information for certain open‑end real estate funds. The Board also considered information provided by the Adviser with respect to the profits realized by the Adviser as a result of its services to the Trust, including the factors considered by the Adviser in determining such profits, and the Adviser’s profitability in connection with its management of other advisory accounts and its services as sub‑adviser to certain other registered funds and separate accounts. The Board also considered the fact that the Trust’s advisory fee and total expense ratio, both including and excluding interest on debt, were generally comparable with the average advisory fee and expense ratio of the closed‑end U.S. real estate peer group funds (some of which funds are charged separately for administrative services provided by their investment managers), but higher than the one peer group fund that has a global real estate mandate when including interest on debt. Additionally, the Board considered the extent to which the Adviser might benefit indirectly from its relationship with the Trust.
Additional Information

Statement of Additional Information includes additional information regarding the Trustees. This information is available upon request, without charge, by calling the following toll-free telephone number: 1‑888‑711‑4272.
The Trust has delegated the voting of the Trust’s voting securities to the Trust’s Adviser pursuant to the proxy voting policies and procedures of the Adviser. You may obtain a copy of these policies and procedures by calling 1‑888‑711‑4272. The policies may also be found on the website of the SEC (http://www.sec.gov).

Annual report 2024 CBRE Global Real Estate Income Fund	Confidential & Proprietary	38

Supplemental Information (unaudited) concluded

Information regarding how the Trust voted proxies for portfolio securities, if applicable, during the most recent 12‑month period ended December 31, is also available, without charge and upon request by calling the Trust at 1‑888‑711‑4272 or by accessing the Trust’s Form N‑PX on the Commission’s website at http://www.sec.gov.
The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N‑PORT. Copies of the filings are available by visiting the SEC website at www.sec.gov. The filed forms may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC‑0330.
Beginning on January 1, 2022, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Trust’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect to receive all future reports in paper free of charge. If you hold your shares through a financial intermediary (like a broker), you can inform the intermediary that you wish to continue receiving paper copies of your shareholder reports. If you are the registered owner of your shares, you should contact the Trust’s transfer agent.
Dividend Reinvestment Plan (unaudited)

Pursuant to the Trust’s Dividend Reinvestment Plan (the “Plan”), shareholders of the Trust are automatically enrolled, to have all distributions of dividends and capital gains reinvested by Computershare Trust Company, N.A. (the “Plan Agent”) in the Trust’s shares pursuant to the Plan. You may elect not to participate in the Plan and to receive all dividends in cash by sending written instructions or by contacting Computershare Trust Company, N.A., as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, which serves as agent for the shareholders in administering the Plan.
After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will acquire shares for the participants’ account, depending upon the circumstances described below, either (i) through receipt of unissued but authorized shares from the Trust (“newly issued shares”) or (ii) by open market purchases. If, on the dividend payment date, the NAV is equal to or less than the market price per share plus estimated per share fees, which include any applicable brokerage commissions the Plan Agent is required to pay, (such condition being referred to herein as “market premium”), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the payment date, the dollar amount of the dividend will be divided by 95% of the market price on the payment date. If, on the dividend payment date, the NAV is greater than the market value per share plus estimated per share fees (such condition being referred to herein as “market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases.
The Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay per share fees (currently $0.03 per share) a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. Per share fees include any applicable brokerage commissions the Plan Agent is required to pay. The automatic reinvestment of dividends and distributions will not relieve participants of any Federal income tax that may be payable on such dividends or distributions.
The Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Trust reserves the right to amend the Plan to include a service charge payable by the participants. Participants that request a sale of shares through the Plan Agent are subject to a $2.50 sales fee and a $0.15 per share fee. Per share fees include any applicable brokerage commissions the Plan Agent is required to pay. All correspondence concerning the Plan should be directed to the Plan Agent at Computershare Trust Company, N.A., P.O. Box 43006, Providence, RI 02940-3006, Phone Number: (866) 221‑1580, Website: www.computershare.com/investor.

Annual report 2024 CBRE Global Real Estate Income Fund	Confidential & Proprietary	39

Administration

Board of Trustees
T. Ritson Ferguson
Asuka Nakahara
John R. Bartholdson
Leslie E. Greis
Heidi Stam
Peter Finnerty
Officers
Joseph P. Smith – President and Chief Executive Officer
Jonathan A. Blome – Chief Financial Officer
Jeff Chang – Chief Compliance Officer and Secretary
Investment Adviser
CBRE Investment Management Listed Real Assets LLC
555 East Lancaster Ave, Suite 120
Radnor, PA 19087
888-711-4272
Administrator and Custodian
The Bank of New York Mellon
New York, New York
Transfer Agent
Computershare
Canton, Massachusetts
Legal Counsel
Morgan, Lewis & Bockius LLP
Washington, DC
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania

Annual report 2024 CBRE Global Real Estate Income Fund	Confidential & Proprietary	40

(b)	Not applicable

Item 2. Code of Ethics.

(a)

The Trust, as of the end of the period covered by this report, has adopted a Code of Ethics for Senior Financial Officers (the “Financial Officer Code of Ethics”) that applies to the Trust’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Trust or a third party.

(b)	Not applicable.

(c)

There have been no amendments, during the period covered by this report, to a provision of the Financial Officer Code of Ethics that applies to the Trust’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Trust or a third party, and that relates to any element of the code of ethics description.

(d)

The Trust has not granted any waivers, including an implicit waiver, from a provision of the Financial Officer Code of Ethics that applies to the Trust’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Trust or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	The Trust’s Financial Officer Code of Ethics is attached hereto as an exhibit.

Item 3. Audit Committee Financial Expert.

All of the members of the audit committee have the business and financial experience necessary to understand the fundamental financial statements of a closed-end, registered investment company; further, each member of the committee is financially literate, as such qualification is interpreted by the Board of Trustees in its business judgment. In addition, the Board has determined that John R. Bartholdson and Peter Finnerty each is an “audit committee financial expert” and “independent” as those terms are defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Trust’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $72,500 for 2024 and $69,000 for 2023.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Trust’s financial statements and are not reported under paragraph (a) of this Item are $25,000 for 2024 and $12,000 for 2023.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $25,000 for 2024 and $24,720 for 2023. Services include income tax return services including the review and signing of the Trust’s Form 1120-RIC as prepared by the Trust’s administrator.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2024 and $0 for 2023.

(e)(1)

The Trust has an Audit Committee Charter in place (the “Charter”) that governs the pre-approval by the Trust’s Audit Committee of all engagements for audit services and all Covered Non-Audit Engagements (as defined in the Charter) provided by the Trust’s independent auditor (the “Independent Auditor”) to the Trust and other “Related Entities” (as defined below). Each calendar year, the Audit Committee will review and re-approve the Charter, together with any changes deemed necessary or desirable by the Audit Committee. The Audit Committee may, from time to time, modify the nature of the services pre-approved, the aggregate level of fees pre-approved, or both.

“Related Entities” means (i) CBRE Investment Management Listed Real Assets LLC (the “Adviser”) or (ii) any entity controlling, controlled by or under common control with the Adviser.

Pre-approval shall be required only with respect to non-audit services (i) related directly to the operations and financial reporting of the Trust and (ii) provided to a Related Entity that furnishes ongoing services to the Trust. Such pre-approval shall not apply to non-audit services provided to any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser. Pre-approval by the Audit Committee of such non-audit services shall be effected pursuant to the pre-approval procedures described in the Charter. The Charter shall not be violated if pre-approval of any such non-audit service is not obtained in circumstances in which the pre-approval requirement is waived under applicable rules promulgated by the Securities and Exchange Commission (“SEC”) or the NYSE, in accordance with the Sarbanes Oxley Act.

Requests for pre-approval of Covered Non-Audit Engagements are submitted to the Audit Committee by the Independent Auditor and by the chief financial officer of the Related Entity for which the non-audit services are to be performed. Such requests must include a statement as to whether, in the view of the Independent Auditor and such officer, (a) the request is consistent with the SEC’s rules on auditor independence and (b) the requested service is or is not a non-audit service prohibited by the SEC. A request submitted between scheduled meetings of the Audit Committee should state the reason that approval is being sought prior to the next regularly scheduled meeting of the Audit Committee.

Between regularly scheduled meetings of the Audit Committee, the Committee Chairman or Audit Committee Financial Expert shall have the authority to pre-approve Covered Non-Audit Engagements, provided that fees associated with such engagement do not exceed $10,000 and the services to be provided do not involve provision of any of the following services by the Independent Auditor: (i) bookkeeping or other services related to the accounting records or financial statements of the audit client; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions; (vii) human resources; (vii) broker dealer, investment adviser or investment banking services; (ix) legal services; or (x) expert services unrelated to the audit.

Fee levels for all Covered Services to be provided by the Independent Auditor and pre-approved under this Policy will be established annually by the Audit Committee. Any increase in pre-approved fee levels will require specific pre-approval by the Audit Committee.

The terms and fees of the annual Audit services engagement for the Trust are subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions or fees resulting from changes in audit scope, Trust structure or other matters.

(e)(2)	100% percent of services described in each of paragraphs (b) through (d) of this Item were approved by the Trust’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the Trust’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the Trust’s accountant for services rendered to the Trust, and rendered to the Trust’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Trust for each of the last two fiscal years of the Trust was $356,620 for 2024 and $334,720 for 2023.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)

The Trust has a separately designated audit committee consisting of all the independent trustees of the Trust. The members of the audit committee are: Asuka Nakahara, Leslie Greis, Heidi Stam, Peter Finnerty and John R. Bartholdson.

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

The Statement Regarding Basis for Approval of Investment Advisory Contract for the Trust is included as part of the Report to Stockholders filed under Item 1.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Trust has delegated the voting of proxies relating to its voting securities to the Adviser, pursuant to the proxy voting procedures of the Adviser. The Trust’s and the Adviser’s Proxy Voting Policies and Procedures are included as an exhibit hereto.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of the filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

(a)(2) Other Accounts Managed as of December 31, 2024.

The Portfolio Managers are also collectively responsible for the day-to-day management of the Adviser’s other accounts, as indicated by the following table.

Name of Portfolio Manager	Type of Accounts	Number of Accounts Managed	Total Assets in the Accounts	Managed with Advisory Fee Based on Performance	Managed with Advisory Fee Based on Performance
Joseph P. Smith	Registered Investment Companies	9	$4,404,264,606	0
	Other Pooled Investment Vehicles	8	$934,283,568	1	$27,602,198
	Other Accounts	18	$2,097,208,221	6	$205,304,642
Kenneth S. Weinberg	Registered Investment Companies	5	$2,526,638,435	0
	Other Pooled Investment Vehicles	2	$181,838,243	0
	Other Accounts	19	$2,148,701,429	5	$204,362,436
Jonathan D. Miniman	Registered Investment Companies	4	$1,512,635,696	0
	Other Pooled Investment Vehicles	5	$531,830,862	0
	Other Accounts	5	$545,848,124	0

Potential Conflicts of Interests

A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the Trust. These other accounts may include, among others, other closed-end funds, mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs, and private funds. Potential conflicts may arise out of the implementation of differing investment strategies for a portfolio manager’s various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager’s accounts.

A potential conflict of interest may arise as a result of a portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

A portfolio manager may also manage accounts whose objectives and policies differ from those of the Trust. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease while the Trust maintained its position in that security.

A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees – the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.

The Adviser recognizes the duty of loyalty it owes to its clients and has established and implemented certain policies and procedures designed to control and mitigate conflicts of interest arising from the execution of a variety of portfolio management and trading strategies across the Adviser’s diverse client base. Such policies and procedures include, but are not limited to: (i) investment process, portfolio management, and trade allocation procedures; (ii) procedures regarding short sales in securities recommended for other clients; and (iii) procedures regarding personal trading by the Adviser’s employees (contained in the Code of Ethics).

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

In principle, portfolio manager compensation is not based on the performance of any particular account, including the Trust, nor is compensation based on the level of Trust assets.

Compensation for each portfolio manager is structured as follows:

Base Salary—Each portfolio manager receives a base salary. Base salaries have been established at a competitive market levels and are set forth in the portfolio manager’s employment agreement. An annual adjustment is made based on changes in the consumer price index. Base salaries are be reviewed periodically by the Adviser’s Compensation Committee and its Board of Directors, but adjustments are expected to be relatively infrequent.

Bonus—Portfolio manager bonuses are drawn from an incentive compensation pool into which a significant percentage of Adviser’s pre-tax profits is set aside. Incentive compensation allocations are determined by the Compensation Committee based on a variety of factors, including the performance of particular investment strategies. To avoid the pitfalls of relying solely on a rigid performance format, however, incentive compensation decisions also take into account other important factors, such as the portfolio manager’s contribution to the team, the Adviser, and overall investment process. Each of the portfolio managers is a member of the Committee. Incentive compensation allocations are reported to the Board of Directors, but the Board’s approval is not required.

Deferred Compensation—The Adviser requires deferral of a percentage of incentive compensation exceeding a certain threshold in respect of a single fiscal year. The Compensation Committee may, in its discretion, require the deferral of additional amounts. Such deferred amounts are subject to the terms of a Deferred Bonus Plan adopted by the Board of Directors. The purpose of the Deferred Bonus Plan is to foster the retention of key employees, to focus plan participants on value creation and growth and to encourage continued cooperation among key employees in providing services to the Adviser’s clients. The value of deferred bonus amounts is tied to the performance of the Adviser’s funds chosen by the Compensation Committee; provided, that the Committee may elect to leave a portion of the assets uninvested. Deferred compensation vests incrementally, one-third after 2 years, 3 years and 4 years. The Deferred Bonus Plan provides for forfeiture upon voluntary termination of employment, termination for cause or conduct detrimental to the Adviser.

Profit Participation—Each of the portfolio managers owns equity of the Adviser. The Adviser distributes its income to its owners each year, so each portfolio manager receives income distributions corresponding to his ownership share. Ownership is structured so that the Adviser’s owners receive an increasing share of the Adviser’s profit over time. In addition, an owner may forfeit a portion of their ownership if they resign voluntarily.

Other Compensation—Portfolio managers may also participate in benefit plans and programs available generally to all employees, such as CBRE Group’s 401(k) plan.

(a)(4)	Disclosure of Securities Ownership

Name of Portfolio Managers	Dollar Value of Trust Shares Beneficially Owned
Joseph P. Smith	$500,001 to $1,000,000
Kenneth S. Weinberg	$50,001 to $100,000
Jonathan D. Miniman	$100,001 to $500,000

(b)	Not applicable

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 16. Controls and Procedures.

(a)

The Trust’s principal executive officer and principal financial officer have evaluated the Trust’s disclosure controls and procedures within 90 days of this filing and have concluded that the Trust’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b)

The Trust’s principal executive officer and principal financial officer are aware of no changes in the Trust’s internal control over financial reporting that occurred during the Trust’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not Applicable.

Item 19. Exhibits.

(a)(1)	The Financial Officer Code of Ethics is attached hereto.

(a)(2)	Not applicable.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)(1)	There were no written solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.

(a)(3)(2)	There was no change in the Registrant’s independent public accountant during the period covered by the report.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

(c)	Proxy Voting Policies and Procedures.

(d)	Notices to Trust’s common shareholders in accordance with Investment Company Act Section 19(a) and Rule 19a-1.(1).

[1]

The Trust has received exemptive relief from the Securities and Exchange Commission permitting it to make periodic distributions of long-term capital gains with respect to its outstanding common stock as frequently as twelve times each year. This relief is conditioned, in part, on an undertaking by the Trust to make the disclosures to the holders of the Trust’s common shares, in addition to the information required by Section 19(a) of the Investment Company Act and Rule 19a-1 thereunder. The Trust is likewise obligated to file with the Commission the information contained in any such notice to shareholders and, in that regard, has attached hereto copies of each such notice made during the period.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	CBRE Global Real Estate Income Fund

By (Signature and Title)*	/s/ Joseph P. Smith
Joseph P. Smith
President and Chief Executive Officer

Date March 5, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Joseph P. Smith
Joseph P. Smith
President and Chief Executive Officer

Date March 5, 2025

By (Signature and Title)*	/s/ Jonathan A. Blome
Jonathan A. Blome
Chief Financial Officer

Date March 5, 2025

*	Print the name and title of each signing officer under his or her signature.